Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 2 TO BUSINESS COMBINATION AGREEMENT

This Amendment No. 2 to Business Combination Agreement, dated as of December 15, 2025 (the “Amendment”), is to amend the Amended and Restated Business Combination Agreement, which was made and entered into as of June 3, 2025 (as amended by the Amendment No. 1 dated as of November 7, 2025, the “Existing BCA”, and as amended by this Amendment and as it may further be amended in accordance with its terms after the date hereof, the “BCA”), by and among YHN Acquisition I Limited, a British Virgin Islands business company (the “Parent”), YHNA MS I Limited (the “Purchaser”), YHNA MS II Limited (the “Merger Sub”) and Mingde Technology Limited, a Cayman Islands exempted company (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Existing BCA.

Recitals

WHEREAS, pursuant to Section 14.2(a) of the Existing BCA, the Existing BCA may be amended by a writing signed by each of the Purchaser Parties and the Company; and

WHEREAS, the Purchaser Parties and the Company desire to amend the Existing BCA to reflect the changes agreed between the parties and to clarify certain terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment of Certain Provisions.

(a) Section 13.1(d)(i):

The first sentence of Section 13.1(d)(i) is amended in its entirety to read as follows:

“on or after June 18, 2026 (the “Outside Date”), if the Acquisition Merger shall not have been consummated prior to the Outside Date; provided, however, that the right to terminate this Agreement under this Section 13.1(d)(i) shall not be available to a Party if the failure of the Acquisition Merger to have been consummated on or before the Outside Date was due to such Party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in this Agreement; provided further, that if the Acquisition Merger shall not have been consummated prior to the Outside Date, without prejudice to the right of either the Company or any Purchaser Party to terminate this Agreement under this Section 13.1(d)(i), the parties will enter into good faith discussions, with a view to continuing to pursue the transactions contemplated by this Agreement on terms and conditions mutually agreed by the parties; or”

2. Miscellaneous.

(a) Except as expressly provided in this Amendment, the Existing BCA shall remain in full force and effect, and all references to “this Agreement,” “herein” or using similar terms in the Existing BCA shall mean the Existing BCA as further amended by this Amendment. In the event of a conflict between the terms of this Amendment and the Existing BCA, the terms of this Amendment shall prevail over and supersede the conflicting terms in the Existing BCA.

(b) This Amendment shall be governed, enforced, interpreted and construed in a manner consistent with the Existing BCA. Without limiting the foregoing, Section 9.6 (Confidentiality), Article XII, Section 14.1 (Notices), Section 14.2 (Amendments; No Waivers; Remedies), Section 14.4 (Publicity), Section 14.7 (Governing Law), Section 14.10 (Severability) and Section 14.11 (Construction) of the Existing BCA shall apply to this Amendment mutatis mutandis as if set out herein.

(c)This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment will become effective when duly executed and delivered by each of the parties hereto. Counterpart signature pages to this Amendment may be delivered by electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

[The remainder of this page intentionally left blank; signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be effective as of the date first written above.

Parent:

YHN Acquisition I Limited

By: /s/ Poon Man Ka, Christy

Name: Poon Man Ka, Christy

Title: Chief Executive Officer and Director

Purchaser:

YHNA MS I Limited

By: /s/ Yangyujia An

Name: Yangyujia An

Title: Director

Merger Sub:

YHNA MS II Limited

By: /s/ Yangyujia An

Name: Yangyujia An

Title: Director

Company:

Mingde Technology Limited

By: /s/ Liu Lirong

Name: Liu Lirong

Title: Director

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